UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2018

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)
70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.	Other Events.

On October 1, 2018, Agree Realty Corporation (the "Company") announced its weighted-average number of common shares outstanding for the three and nine months ended September 30, 2018. The following table illustrates the Company’s weighted-average number of common shares outstanding for the periods:

	Three Months Ended	Nine Months Ended
	September 30, 2018	September 30, 2018
Weighted-average number of common shares outstanding	32,007,249	31,354,991
Less: Unvested restricted stock	(210,824)	(210,824)
Weighted-average number of common shares outstanding used in basic earnings per share	31,796,425	31,144,167

Weighted-average number of common shares outstanding used in basic earnings per share	31,796,425	31,144,167
Effect of dilutive securities: restricted stock	80,211	71,855
Effect of dilutive securities: March 2018 forward equity offering	439,761	265,048
Effect of dilutive securities: September 2018 forward equity offering	8,456	2,819
Weighted-average number of common shares outstanding used in diluted earnings per share	32,324,853	31,483,889

Operating Partnership Units ("OP Units")	347,619	347,619
Weighted-average number of common shares and OP Units outstanding used in diluted earnings per share	32,672,472	31,831,508

The Company entered into a forward sale agreement in March 2018 to sell an aggregate of 3,450,000 shares of common stock (the “March 2018 Forward”) and entered into a subsequent forward sale agreement in September 2018 to sell an aggregate of 3,500,000 shares of common stock (the “September 2018 Forward”, and together with the March 2018 Forward, the “Forward Equity Offerings”). Concurrently with the September 2018 Forward, the Company settled the entirety of the March 2018 Forward and received net proceeds of approximately $160.2 million.

To account for the potential dilution resulting from the Forward Equity Offerings on earnings per share calculations, the Company used the treasury method to determine the dilution resulting from the Forward Equity Offerings during the period of time prior to settlement. The impact from the March 2018 Forward on the Company’s weighted-average diluted shares for the three and nine months ended September 30, 2018 was 439,761 and 265,048 weighted-average incremental shares, respectively. The impact from the September 2018 Forward on the Company’s weighted-average diluted shares for the three and nine months ended September 30, 2018 was 8,456 and 2,819 weighted-average incremental shares, respectively. To date, no shares from the September 2018 Forward have been settled.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: October 1, 2018	By:	/s/ Clayton R. Thelen
Clayton R. Thelen
Chief Financial Officer and Secretary